Exhibit 10.1

AGREEMENT AND DECLARATION OF TRUST
AGREEMENT AND DECLARATION OF TRUST, dated as of June 30, 2020 (this “Agreement”), by and among Hines Global REIT, a Maryland corporation (the “Company”), and Jeffrey C. Hines, Charles M. Baughn, David L. Steinbach, Jack L. Farley, Thomas L. Mitchell, John S. Moody and Peter Shaper (collectively, and including any successors thereto, the “Trustees”), as trustees of the Trust (as defined below).
WHEREAS, the Company’s Board of Directors (the “Company Board”) and the Company’s stockholders have approved the dissolution of the Company and the liquidation and distribution of the Company’s assets pursuant to a Plan of Liquidation (the “Plan”);
WHEREAS, the Plan provides, among other things, that the Board will cause the Company to wind up its affairs, pay or adequately provide for the payment of all of its liabilities and distribute the remaining property of the Company among its stockholders;
WHEREAS, the Company Board believes it to be in the best interest of the Company to complete the liquidation of the Company by transferring all of the assets and liabilities of the Company to a liquidating trust (the “Trust”) on the Transfer Date (as defined below) with the Trustees serving as the initial trustees;
WHEREAS, the Board of Trustees (the “Board”) of the Trust shall administer the Trust pursuant to the terms of this Agreement, the Certificate and the Maryland Act (each as defined below) and, upon satisfaction of all liabilities and obligations of the Company and the Trust, the Trust shall distribute the residue of the proceeds of the liquidation of the assets of the Company in accordance with the terms hereof;
WHEREAS, the Company is the sole holder of Units (as defined below) of the Trust;
WHEREAS, the Company, as the sole holder of Units, elected Jeffrey C. Hines as the initial Trustee and subsequently appointed the additional Trustees;
WHEREAS, the Company Board approved the distribution of the Units (the “Unit Distribution”) pro rata among the stockholders of the Company based on a ratio of one Unit per each Share (as defined below) and otherwise in accordance with this Agreement, such distribution to occur immediately following the Grant (as defined below);
NOW THEREFORE, in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
NAMES AND DEFINITIONS
1.1    Name. The name of the Trust is HGR Liquidating Trust. The Board shall conduct the business of the Trust under that name or any other name as it may from time to time determine.
1.2    Defined Terms. For all purposes of this instrument, unless the context otherwise requires:
(a)    “Advisor” means Hines Global REIT Advisors LP.
(b)    “Affiliate” of any Person means any entity that controls, is controlled by, or is under common control with such Person. As used herein, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities or other interests, by contract or otherwise.
(c)    “Agreement” means this instrument as originally executed or as it may from time to time be amended pursuant to the terms hereof, which shall be the Trust’s “governing instrument” within the meaning of the Maryland Act.
(d)    “Beneficial Interest” means each Beneficiary’s proportionate share of the Trust Assets determined by the ratio of the number of Units held by such Beneficiary to the total number of Units held by all Beneficiaries.
(e)    “Beneficiary” means each holder of Units in accordance with this Agreement.
(f)    “Code” means the Internal Revenue Code of 1986, as amended from time to time (or any successor statute), and the rules and regulations thereunder, as adopted or amended from time to time.
(g)    “Certificate of Trust” or “Certificate” means the certificate of trust of the Trust, as filed with the SDAT in accordance with the Maryland Act, and as such certificate of trust may be amended or amended and restated from time to time.
(h)    “Independent Trustees” means Jack L. Farley, Thomas L. Mitchell, John S. Moody and Peter Shaper and any other individual who hereafter becomes a Trustee and who is not on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly associated with the Advisor by virtue of (i) ownership of an interest in the Advisor or any of its Affiliates, (ii) employment by the Advisor or any of its Affiliates, (iii) service as an officer or director of the Advisor or any of its Affiliates, (iv) performance of services, other than as a Director or Trustee, for the Company or the Trust, (v) service as a director or trustee of more than three real estate investment trusts organized by or advised by any Affiliate of the Advisor, or (vi) maintenance of a material business or professional relationship with the Advisor or any of its Affiliates. A business or professional relationship is considered “material” if the aggregate gross revenue derived by the Trustee from the Advisor and its Affiliates exceeds five percent of either the Trustee’s annual gross revenue during either of the last two years or the Trustee’s net worth on a fair market value basis. An indirect association with the Advisor shall include circumstances in which a Trustee’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Advisor, any of its Affiliates, the Trust or the Company.
(i)    “Liabilities” means all of the Company’s unsatisfied debts, claims, liabilities, commitments, suits and other obligations, whether contingent or fixed or otherwise (including, without limitation, any costs and expenses incurred or to be incurred in connection with the liquidation of the Company).
(j)    “Maryland Act” refers to the Maryland Statutory Trust Act, as amended from time to time.
(k)    “MGCL” means the Maryland General Corporation Law.
(l)    “Person” means an individual, a corporation, a partnership, an association, a joint stock company, a limited liability company, a trust, a joint venture, any unincorporated organization, or a government or political subdivision thereof.
(m)    “Retained Assets” means all of the Company’s right, title and interest in, to and under, all of the Company’s assets, including, without limitation, its unsold properties, interests in legal entities, accounts, receivable, cash, securities, claims, causes of action, contingent claims and reserves distributed to the Trust.
(n)    “Shares” means the shares of common stock, $0.01 par value per share, of the Company.
(o)    “SDAT” means the State Department of Assessments and Taxation of Maryland.
(p)     “Transfer Date” means June 30, 2020.
(q)    “Trust” refers to the Maryland statutory trust established under the Maryland Act by this Agreement and the filing of the Certificate of Trust with the SDAT.
(r)    “Trust Assets” means all the property held from time to time by the Trustees under this Agreement, which initially shall consist of the Retained Assets, and in addition, shall thereafter include all dividends, distributions, rents, royalties, income, payments and recoveries of claims, proceeds and other receipts of, from, or attributable to any assets held by the Trust, less any of the foregoing utilized by the Trustees to pay expenses of the Trust, satisfy Liabilities or make distributions to the Beneficiaries pursuant to the terms and conditions hereof.

(s)    “Trust Subsidiary” means each entity that is a direct or indirect subsidiary of the Company and will become a direct or indirect subsidiary of the Trust upon the effectiveness of the Grant (as defined below).
(t)    “Units” shall have the meaning given to such term in Section 3.1(a).
ARTICLE II
GRANT TO AND NATURE OF TRANSFER
2.1    Formation. The Trust was formed as a Maryland statutory trust by filing a Certificate of Trust with the SDAT on June 8, 2020.
2.2    Grant. On the Transfer Date, the Company shall grant, deliver, release, assign and convey to the Trust, to be held in trust for the benefit of the Beneficiaries, all of the Company’s right, title, interest in, to and under, the Retained Assets, for the uses and purposes stated herein, subject to the terms and provisions set out below, and the Trust shall accept such Retained Assets, subject to the following terms and provisions (collectively, the “Grant”). From and after the Transfer Date, the Trust hereby agrees to indemnify and hold harmless the Company and its Affiliates (which for the avoidance of doubt, does not include the Trust or its subsidiaries), and their respective officers, directors, agents and other representatives in their capacities as such (the “Indemnified Parties”) for any claims, expenses, losses, damages, injury penalties, settlement, award, obligation, taxes, interest or any other liabilities brought against one or more of the Indemnified Parties by any third party.
2.3    Purpose of Trust.
(a)    The Trust is organized for the sole purpose of winding up the Company’s affairs and the liquidation of the Retained Assets with no objective to continue or engage in the conduct of a trade or business, except as necessary for the orderly liquidation of the Trust Assets.
(b)    The Retained Assets granted, assigned and conveyed to the Trust shall be held in the Trust, and the Board will (i) further liquidate the Trust Assets as it deems necessary to carry out the purpose of the Trust and facilitate distribution of the Trust Assets, (ii) allocate, protect, conserve and manage the Trust Assets in accordance with the terms and conditions hereof, (iii) complete the winding up of the Company’s affairs, (iv) act on behalf of the Beneficiaries, and (v) distribute the Trust Assets in accordance with the terms and conditions hereof.
(c)    It is intended that for U.S. federal, state and local income tax purposes, the Trust shall be treated as a liquidating trust under Treasury Regulation Section 301.7701-4(d) and any analogous provision of state or local law, and the Beneficiaries shall be treated as the owners of their respective share of the Trust pursuant to Sections 671 through 679 of the Code and any analogous provision of state or local law, and shall be taxable on their respective share of the Trust’s taxable income (including both ordinary income and capital gains) pursuant to Section 671 of the Code and any analogous provision of state or local law. The Board shall file all tax returns required to be filed with any governmental agency consistent with this position, including, but not limited to, any returns required of grantor trusts pursuant to Treasury Regulation Section 1.671-4(a).
2.4    No Reversion to the Company. In no event shall any part of the Trust Assets revert to or be distributed to the Company.
2.5    Instruments of Further Assurance. The Company will, upon reasonable request of the Board, execute, acknowledge, and deliver such further instruments and do such further acts as may be necessary or proper to carry out effectively the purposes of this Agreement, to confirm or effectuate the transfer to the Trust of any property intended to be covered hereby, and to vest in the Trust and its successors and assigns, the estate, powers, instruments or funds in trust hereunder.
2.6    Payment of Liabilities. The Trust shall assume all Liabilities and pay, discharge and perform when due all of the Liabilities on and as of the Transfer Date.
2.7    Advisory Agreement. The Trust shall be externally managed by the Advisor pursuant to an advisory agreement by and among the Trust, Hines Global REIT Properties, LP and the Advisor.
ARTICLE III
BENEFICIARIES
3.1    Beneficial Interests.
(a)    For ease of administration, the Trust shall express the Beneficial Interest of each Beneficiary in terms of units (“Units”). For the avoidance of doubt, immediately following the Unit Distribution, each owner of Shares shall own one Unit for each Share held on the Transfer Date. Each Beneficiary shall have a pro rata interest in the Trust Assets equal to the number of Units held by such owner divided by the total number of Units held by all Beneficiaries.
(b)    The rights of Beneficiaries in, to and under the Trust Assets and the Trust shall not be represented by any form of certificate or other instrument, and no Beneficiary shall be entitled to such a certificate. The Board shall maintain at the Trust’s place of business a record of the name and address of each Beneficiary and such Beneficiary’s aggregate Units in the Trust.
(c)    If any conflicting claims or demands are made or asserted with respect to the ownership of any Units, or if there is any disagreement between the transferees, assignees, heirs, representatives or legatees succeeding to all or part of the interest of any Beneficiary resulting in adverse claims or demands being made in connection with such Units, then, in any of such events, the Board shall be entitled, in its sole and absolute discretion, to refuse to comply with any such conflicting claims or demands. In so refusing, the Board may elect to make no payment or distribution with respect to such Units, or to make such payment to a court of competent jurisdiction or an escrow agent, and in so doing, the Board shall not be or become liable to any of such parties for its failure or refusal to comply with any of such conflicting claims or demands or to take any other action with respect thereto, nor shall the Board be liable for interest on any funds which it may so withhold. Notwithstanding anything to the contrary set forth in this Section 3.1(c), the Board shall be entitled to refuse to act until either (i) the rights of the adverse claimants have been adjudicated by a final judgment of a court of competent jurisdiction, (ii) all differences have been adjusted by valid written agreement between all of such parties, and the Board shall have been furnished with an executed counterpart of such agreement, or (iii) there is furnished to the Board a surety bond or other security satisfactory to the Board, as it shall deem appropriate, to fully indemnify the Trustees as between all conflicting claims or demands.
3.2    Rights of Beneficiaries. Each Beneficiary shall be entitled to participate in the rights and benefits due to a Beneficiary hereunder according to the Beneficiary’s Beneficial Interest. Each Beneficiary shall take and hold the same subject to all the terms and provisions of this Agreement. The interest of each Beneficiary hereunder is declared, and shall be in all respects, personal property and upon the death of an individual Beneficiary, the Beneficiary’s Beneficial Interest shall pass as personal property to the Beneficiary’s legal representative and such death shall in no way terminate or affect the validity of this Agreement. A Beneficiary shall have no title to, right to, possession of, management of, or control of, the Trust Assets except as expressly provided herein. No widower, widow, heir or devisee of any person who may be a Beneficiary shall have any right of dower, homestead, or inheritance, or of partition, or of any other right, statutory or otherwise, in any property forming a part of the Trust Assets but the whole title to all the Trust Assets shall be vested in the Trust and the sole interest of the Beneficiaries shall be the rights and benefits given to such Persons under this Agreement.
3.3    Limitations on Transfer. THE BENEFICIAL INTEREST OF A BENEFICIARY MAY NOT BE TRANSFERRED OTHER THAN BY WILL, INTESTATE SUCCESSION OR OPERATION OF LAW; provided that a Beneficiary shall be allowed to assign or transfer a Beneficial Interest held by a tax-qualified employee retirement plan or account (including a regular IRA, a Keogh plan or a 401(k) plan) to the plan participant or account owner, but only if and to the extent that (x) a distribution from the plan or account is required to be made in order to satisfy the required minimum distribution (“RMD”) provisions applicable to such plan or account, and (y) such RMD requirements cannot be satisfied by distributing other assets from such plan or account, or from other accounts of such account owner; and further provided, that the executor or administrator of the estate of a Beneficiary may mortgage, pledge, grant a security interest in, hypothecate or otherwise encumber, the Beneficial Interest held by the estate of such Beneficiary if necessary in order to borrow money to pay estate, succession or inheritance taxes or the expenses of administering the estate of the Beneficiary, upon written notice to and upon written consent of the Trustees, which consent may be withheld in the Trustees’ sole discretion. Furthermore, except as may be otherwise required by law, the Beneficial Interests of the Beneficiaries hereunder shall not be subject to attachment, execution, sequestration or any order of a court, nor shall such interests be subject to the contracts, debts, obligations, engagements or liabilities of any Beneficiary. The interest of a Beneficiary shall be paid by the Trustees to the Beneficiary free and clear of all assignments, attachments, anticipations, levies, executions, decrees and sequestrations and shall become the property of the Beneficiary only when actually received by such Beneficiary.
3.4    Trustees as Beneficiary. Each Trustee, either individually or in a representative or fiduciary capacity, may be a Beneficiary to the same extent as if it were not a Trustee hereunder and shall have all rights of a Beneficiary, including, without limitation, the right to vote and to receive distributions, to the same extent as if it were not a Trustee hereunder.
ARTICLE IV
DURATION AND TERMINATION OF THE TRUST
4.1    Duration. The existence of the Trust shall terminate upon the earliest of (a) such time as termination is required by the applicable laws of the State of Maryland, (b) the determination of the Board to terminate the Trust following the distribution of all the Trust Assets as provided in Section 5.7, or (c) the expiration of a period of three years from the Transfer Date. Notwithstanding the foregoing, the Board may continue the existence of the Trust beyond the three-year term if the Board in its reasonable discretion determines that an extension is necessary to fulfill the purposes of the Trust.
4.2    Other Obligations of Trustee upon Termination. Upon termination of the Trust, the Board shall provide for the retention of the books, records, lists of holders of Units, and files which shall have been delivered to or created by the Board. At the discretion of the Board, all of such records and documents may be destroyed at any time after seven years from the distribution of all the Trust Assets. Except as otherwise specifically provided herein, upon the distribution of all the Trust Assets, the Board shall have no further duties or obligations hereunder; provided, that the Board shall execute and deliver such other instruments and agreements as shall be reasonably necessary to effect the termination of the Trust and to complete the necessary tax and financial reporting obligations.
ARTICLE V
ADMINISTRATION OF TRUST ASSETS
5.1    Sale of Trust Assets. Subject to the terms and conditions of this Agreement, the Board may, at such times as it deems appropriate, sell, convey, collect, liquidate, reduce to cash, transfer, assign, or otherwise dispose of all or any part of the Trust Assets as it deems appropriate at public auction or at private sale for consideration which may consist in whole or in part of cash, securities or other property, or upon credit (either secured or unsecured as the Board shall determine). The Board shall make continuing efforts to dispose of the Trust’s assets, make timely distributions and not unduly prolong the duration of the Trust.
5.2    Efforts to Resolve Claims and Liabilities. Subject to the terms and conditions of this Agreement, the Board shall make appropriate efforts to resolve any contingent or unliquidated claims and outstanding contingent Liabilities for which the Trust or any Trust Subsidiary may be responsible, dispose of the Trust Assets, make timely distributions and not unduly prolong the duration of the Trust.

5.3    Continued Collection of Trust Assets. All property that is determined to be a part of the Trust Assets shall continue to be collected by the Board and held as a part of the Trust. The Board shall hold the Trust Assets without being obligated to provide for or pay any interest thereon to any Beneficiary, except to the extent of such Beneficiary’s share of interest actually earned by the Trust after payment of the Trust’s liabilities and expenses as provided in Section 5.5.
5.4    Restriction on Trust Assets. The Board shall not permit the Trust to acquire and, if owned, shall cause to be distributed any assets prohibited by Revenue Procedure 82-58, 1982-2 C.B. 847 (as amplified by Revenue Procedure 91-15, 1991-1 C.B. 484), as the same may be further amended, supplemented, or modified, including, but not limited to, any listed stocks or securities, any readily-marketable assets, any operating assets of a going business, any unlisted stock of a single issuer that represents 80% or more of the stock of such issuer, or any general or limited partnership interest, provided, however, that notwithstanding the foregoing the Trust may receive and hold for disposition, the Retained Assets. The Trust shall not retain, or permit any Trust Subsidiary to retain, cash in excess of a reasonable amount to meet expenses, charges and obligations (including contingent obligations) of the Trust, the Trust Assets and all Liabilities.
5.5    Payment of Expenses and Liabilities. The Trust shall pay from the Trust Assets all expenses, charges, and obligations of the Trust and of the Trust Assets and all Liabilities and obligations which the Board specifically assumes and agrees to pay pursuant to this Agreement and such transferee liabilities which the Trust may be obligated to pay as transferee of the Trust Assets, including, but not limited to, interest, penalties, taxes, assessments, and public charges of any kind or nature and the costs, charges, and expenses connected with or growing out of the execution or administration of the Trust and such other payments and disbursements as are provided in this Agreement or which the Board in its sole discretion may determine to be a proper charge against the Trust Assets.
5.6    Interim Distributions. At such times as may be determined in its sole discretion, the Board shall distribute, or cause to be distributed to the Beneficiaries, in proportion to the number of Units held by each Beneficiary on the record date for such distribution as determined by the Board in its sole discretion, such cash or other property comprising a portion of the Trust Assets as the Board may in its sole discretion determine may be distributed; provided, however, that the Trust shall distribute, or cause to be distributed, at least annually to the Beneficiaries all cash proceeds from the sale of the Trust Assets in excess of a reasonable amount (as determined by the Board in its sole discretion) to satisfy the Liabilities and expenses described in Section 5.5.
5.7    Final Distribution. If the Board determines in its sole discretion that the Liabilities and all other claims, expenses, charges, and obligations of the Trust and the Trust Subsidiaries have been paid, discharged or otherwise provided for, the Trust shall, as expeditiously as is consistent with the conservation and protection of the Trust Assets, distribute the remaining Trust Assets, if any, to the Beneficiaries in proportion to the number of Units held by each Beneficiary.

5.8    Reports to Beneficiaries and Others.
(a)    As soon as practicable after the Transfer Date, the Trustees will mail to each Beneficiary a notice indicating how many Units such person beneficially owns and the Trustees’ addresses and other contact information.
(b)    As soon as practicable after the end of each fiscal year of the Trust on a timeline as though the Trust were a non-accelerated filer of reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Trust shall file an annual report on Form 10-K with the Securities and Exchange Commission (the “Commission”) showing the assets and liabilities of the Trust at the end of the applicable calendar year and the receipts and disbursements of the Trust for such period covered by the report. The annual report also will describe the changes in the assets of the Trust and the actions taken by the Trustees during such period covered by the report. The financial statements contained within such annual report need not be audited but will be prepared on a liquidation basis in accordance with generally accepted accounting principles. The Trust also will file current reports on Form 8-K with the Commission whenever an event occurs for which a Form 8-K is required to be filed for the Trust or whenever, in the opinion of the Trustees, in their discretion, any other material event relating to the Trust or its assets has occurred.
(c)    The tax year of the Trust shall end on December 31 of each year.
5.9    Federal Income Tax Information. As soon as practicable after the close of each tax year, the Trust shall mail to each Person who was a Beneficiary during such year, a statement showing, on a per Unit basis, the information necessary to enable a Beneficiary to determine its taxable income (if any) from the Trust as determined for U.S. federal income tax purposes. In addition, after receipt of a request in good faith, the Trust shall furnish to any Person who has been a Beneficiary at any time during the preceding year, at the expense of such Person and at no cost to the Trust, a statement containing such further tax information as is reasonably requested by such Person.
5.10    Books and Records. The Trust shall maintain in respect of the Trust and the holders of Units books and records relating to the Trust Assets, income and liabilities of the Trust in such detail and for such period of time as may be necessary to enable it to make full and proper accounting in respect thereof in accordance with this Article V and to comply with applicable law. Such books and records shall be maintained on a basis or bases of accounting necessary to facilitate compliance with the tax reporting requirements of the Trust and the reporting obligations of the Trust under this Agreement. Except as provided in Article V, nothing in this Agreement requires the Trust to file any accounting or seek approval of any court with respect to the administration of the Trust or as a condition for managing any payment or distribution out of the Trust Assets. Except to the extent otherwise required by law, Beneficiaries shall only have such right to inspect the records, documents, accounts and books of the Trust as may be granted from time to time by the Board, in its sole discretion.

5.11    Appointment of Officers and Agents
(a)    The Board may, from time to time, appoint and remove officers, employees and other agents of the Trust or any of the Trust Subsidiaries, to serve at the pleasure of the Board, with such powers and duties as the Board may determine. The officers of the Trust may include a chief executive officer, a president, one or more vice presidents, a chief financial officer, a general counsel, a treasurer, a secretary, and such other officers with such powers and duties as the Board shall deem necessary or desirable. The officers of the Trust, if any, shall be appointed by the Board, except that the chief executive officer may from time to time appoint one or more vice presidents or other subordinate officers and remove any officer so appointed. The duties of the officers of the Trust shall be as set forth in this Agreement and as from time to time prescribed by the Board or, in the case of any officer other than the chief executive officer, the chief executive officer or president. Each officer shall serve until his or her successor is elected and qualifies or until his or her death or his or her resignation or removal in the manner hereinafter provided. Appointment of an officer or agent shall not in and of itself create contract rights between the Trust and such officer or agent.
(b)    Any officer or agent of the Trust may be removed, with or without cause, by the Board, and any subordinate officer or agent of the Trust may be removed, with or without cause, by the chief executive officer or the president of the Trust, but any such removal shall be without prejudice to the contract rights, if any, of the Person so removed. Any officer of the Trust may resign at any time by delivering his or her resignation to the Board, or to the chief executive officer, president or secretary of the Trust, if one is then elected. Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the Trust.
5.12    Duties.
(a)    A Trustee shall perform his, her or its duties as a Trustee, in good faith. Each Trustee shall be required to perform his, her or its duties as a Trustee only in accordance with such standard of performance, and no different or additional standard (including any fiduciary duty under applicable law), shall be deemed to apply to a Trustee’s performance of his, her or its duties as a Trustee. This provision establishes the standard of performance required of a Trustee is performing his, her or its duties as a Trustee as permitted by Section 12-402(c) of the Maryland Act, and to the extent that this provision limits, restricts or eliminates the duties of the Trustees otherwise existing at law or in equity, including, without limitation, pursuant to Section 12-402(b) of the Maryland Act, this provision shall replace such other duties.
(b)    The Trustees shall not be required to administer the Trust as their sole and exclusive function and the Trustees may have other business interests and may engage in other activities similar or in addition to those relating to the Trust, including in competitive business interests, including the rendering of advice or services of any kind to investors or any other Persons and the management of other investments, subject to the Trustees’ obligations under this Agreement and applicable law.

(c)    Each Trustee shall, in the performance of his, her or its duties with respect to the Trust, be entitled to rely on any information, opinion, report or statement, including any financial statement or other financial data, prepared or presented by an officer or employee of the Trust whom the Trustee reasonably believes to be reliable and competent in the matters presented, by a lawyer, certified public accountant or other person, as to a matter which the Trustee reasonably believes to be within the person’s professional or expert competence, or by a committee of the Board on which the Trustee does not serve, as to a matter within its designated authority, if the Trustee reasonably believes the committee to merit confidence.
(d)    Any action or failure to act by a Trustee shall be presumed to be in accordance with the applicable standard of performance described in this Section 5.12, and any person alleging the contrary shall bear the burden of proof that the action or failure to act was not consistent with such standard of performance.
ARTICLE VI
POWERS OF AND LIMITATIONS ON THE TRUSTEES
6.1    Limitations on Powers. The Board shall not at any time, on behalf of the Trust, any Trust Subsidiary or the Beneficiaries, enter into or engage in any trade or business except as necessary for the orderly liquidation of the Trust Assets. The Board shall be restricted to the holding, collection and sale of the Trust Assets and the payment and distribution thereof for the purposes set forth in this Agreement and to the conservation and protection of the Trust Assets and the administration thereof in accordance with the provisions of this Agreement. In no event shall the Board take any action which would jeopardize the status of the Trust as a “liquidating trust” for federal, state or local income tax purposes within the meaning of Treasury Regulation Section 301.7701-4(d) and any analogous provision of state or local law. The Trust shall not invest any of the cash held as Trust Assets, except that the Trust may invest in (i) direct obligations of the United States of America or obligations of any agency or instrumentality thereof which mature not later than one year from the date of acquisition thereof, (ii) money market deposit accounts, checking accounts, savings accounts, or certificates of deposit, or other time deposit accounts which mature not later than one year from the date of acquisition thereof which are issued by a commercial bank or savings institution organized under the laws of the United States of America or any state thereof, or (iii) other temporary investments not prohibited by Revenue Procedure 82-58, 1982-2 C.B. 847 (as amplified by Revenue Procedure 91-15, 1991-1 C.B. 484), as the same may be further amended, supplemented, or modified and not otherwise inconsistent with the Trust’s status as a liquidating trust for tax purposes. Neither the Trust nor any affiliate of the Trust shall take any action to facilitate or encourage trading in the Beneficial Interests or in any instrument tied to the value of the Beneficial Interests such as due bill trading.
6.2    Specific Powers of Trustees. Subject to the provisions of the terms and conditions of this Agreement, the Board shall have the following specific powers in addition to any powers conferred upon it by any other Section or provision of this Agreement or the Maryland Act; provided that the enumeration of the following powers shall not be considered in any way to limit or control the power of the Board to act as specifically authorized by any other Section or provision of this Agreement and to act in such a manner as the Board may deem necessary or appropriate to conserve and protect the Trust Assets or to confer on the Beneficiaries the benefits intended to be conferred upon them by this Agreement:
(a)    to determine the nature and amount of the consideration to be received with respect to the sale or other disposition of, or the grant of interest in, the Trust Assets;
(b)    to collect, liquidate or otherwise convert into cash, or such other property as it deems appropriate, all property, assets and rights in the Trust Assets, and to pay, discharge, and satisfy all other claims, expenses, charges, Liabilities and obligations existing with respect to the Trust Assets, the Trust, the Trustees or any officer or agent;
(c)    to elect, appoint, engage or retain any Persons as officers, agents, representatives or independent contractors (including without limitation real estate advisors, investment advisors, accountants, transfer agents, attorneys-at-law, managers, appraisers, brokers, or otherwise) in one or more capacities, and to pay reasonable compensation from the Trust Assets for services in as many capacities as such Person may be so elected, appointed, engaged or retained (provided that any such agreements or arrangements with a person or entity affiliated with the Trust or the Trustees shall be on terms no less favorable to the Trust than those available to the Trust in similar agreements or arrangements with unaffiliated third parties), to prescribe the titles, powers and duties, terms of service and other terms and conditions of the election, appointment, engagement or retention of such Persons and, except as prohibited by law, to the maximum extent permitted by applicable law, to delegate any of the powers and duties of the Board to officers, agents, representatives, independent contractors or other Persons;
(d)    to retain and set aside such funds out of the Trust Assets as the Board shall deem necessary or expedient to pay, or provide for the payment of (i) unpaid claims, expenses, charges, Liabilities and obligations (including contingent obligations) of the Trust or any Trust Subsidiary; and (ii) the expenses of administering the Trust Assets;
(e)    to do and perform any and all acts necessary or appropriate for the conservation and protection of the Trust Assets, including acts or things necessary or appropriate to maintain the Trust Assets pending sale or disposition thereof or distribution thereof to the Beneficiaries;
(f)    to cause the Trust to guarantee indebtedness of its subsidiaries;
(g)    to institute or defend actions or judgments for declaratory relief or other actions or judgments and to take such other action, in the name of the Trust or the Company or as otherwise required, as the Board may deem necessary or desirable to enforce any instruments, contracts, agreements, causes of action, or rights relating to or forming a part of the Trust Assets;
(h)    to determine conclusively from time to time the value of and to revalue the securities and other property of the Trust, in accordance with independent appraisals or other information as it deems necessary or appropriate;

(i)    to cancel, terminate, or amend any instruments, contracts, agreements, obligations, or causes of action relating to or forming a part of the Trust Assets, and to execute new instruments, contracts, agreements, obligations or causes of action notwithstanding that the terms of any such instruments, contracts, agreements, obligations, or causes of action may extend beyond the terms of the Trust;
(j)    in the event any of the property which is or may become a part of the Trust Assets is situated in any state or other jurisdiction in which the Trustees are not qualified to act as Trustees, to nominate and appoint an individual or corporate trustee qualified to act in such state or other jurisdiction in connection with the property situated in that state or other jurisdiction as a trustee of such property and require from such trustee such security, if any, as may be designated by the Trustees, which, in the sole discretion of the Trustees may be paid out of the Trust Assets. The trustee so appointed shall have all the rights, powers, privileges and duties and shall be subject to the conditions and limitations of the Trust, except as limited by the Trustees and except where the same may be modified by the laws of such state or other jurisdiction (in which case, the laws of the state or other jurisdiction in which such trustee is acting shall prevail to the extent necessary). Such trustee shall be answerable to the Trustees herein appointed for all monies, assets and other property which may be received by it in connection with the administration of such property. The Trustees hereunder may remove such trustee, with or without cause, and appoint a successor trustee at any time by the execution by the Trustees of a written instrument declaring such trustee removed from office, and specifying the effective date of removal;
(k)    to cause any investments of any part of the Trust Assets to be registered and held in the name of one or more Trustees or in the names of a nominee or nominees without increase or decrease of liability with respect thereto;
(l)    to (i) terminate and dissolve any entities owned by the Trust or any Trust Subsidiary and (ii) form any new entities to be owned by the Trust or any Trust Subsidiary, provided that the interests in any such newly formed entities would not constitute assets prohibited by Revenue Procedure 82-58, 1982-2 C.B. 847 (as amplified by Revenue Procedure 91-15, 1991-1 C.B. 484), as the same may be further amended, supplemented, or modified;
(m)    to perform any act authorized, permitted, or required under any instrument, contract, agreement, right, obligation, or cause of action relating to or forming a part of the Trust Assets whether in the nature of an approval, consent, demand, or notice thereunder or otherwise, unless such act would require the consent of the Beneficiaries in accordance with the express provisions of this Agreement; and
(n)    to adopt Bylaws not inconsistent with this Agreement providing for the conduct of business of the Trust and to amend and repeal them.
6.3    Conflicts of Interest.
(a)    Whenever a conflict of interest exists or arises between any Trustee or any of such Trustee’s Affiliates, on the one hand, and the Trust, on the other hand (a “Conflict of

Interest”), any decisions or actions taken by the Trustees with respect to such Conflict of Interest (i) shall be taken only by the Independent Trustees and (ii) shall not include the conflicted Trustee. Any agreements or arrangements concerning a Conflict of Interest shall be on terms no less favorable to the Trust than those available to the Trust in similar agreements or arrangements with unaffiliated third parties.
(b)    Whenever a Conflict of Interest arises or whenever this Agreement or any other agreement contemplated herein provides that the Trustees shall act in a manner that is, or provide terms that are, fair and reasonable to the Trust, any Beneficiaries or any other Person, the Trustees making such decision or taking such action shall resolve such Conflict of Interest, take such action or provide such terms, considering in each case the relative interest of each party (including their own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices and any applicable generally accepted accounting practices or principles.
(c)    Rights of Trustees, Employees, Independent Contractors and Agents to Own Units or Other Property and to Engage in Other Business. Any Trustee, officer, employee, independent contractor or agent of the Trust, including the Advisor, may own, hold and dispose of Units for its individual account, and may exercise all rights thereof and thereunder to the same extent and in the same manner as if it were not a Trustee, officer, employee, independent contractor or agent of the Trust. Any Trustee, officer, employee, independent contractor or agent of the Trust, including the Advisor, may, in its personal capacity or in the capacity of trustee, manager, officer, director, shareholder, partner, member, advisor, employee of any Person or otherwise, have business interests and holdings similar to or in addition to those relating to the Trust, including business interests and holdings that are competitive with the Trust. Any Trustee, officer, employee, independent contractor or agent of the Trust, including the Advisor, may be a trustee, manager, officer, director, shareholder, partner, member, advisor, employee or independent contractor of, or otherwise have a direct or indirect interest in, any Person who may be engaged to render advice or services to the Trust, and may receive compensation from such Person as well as compensation as Trustee, employee, independent contractor or agent, including as manager or Advisor, or otherwise hereunder so long as such interest is disclosed to the Trustees. None of these activities in and of themselves shall be deemed to conflict with its duties as Trustee, officer, employee, independent contractor or agent of the Trust, including as Advisor. The doctrine of corporate opportunity, or any analogous doctrine, shall not apply to the Trustees or officers or other agents of the Trust or the Trust Subsidiaries, including the Advisor. No Trustee or officer who acquires knowledge of a potential transaction, agreement, arrangement or other matter that may be an opportunity for the Trust shall have any duty to communicate or offer such opportunity to the Trust, and such Trustee shall not be liable to the Trust or to the Beneficiaries for breach of any fiduciary or other duty by reason of the fact that such Trustee pursues or acquires for, or directs such opportunity to another Person or does not communicate such opportunity or information to the Trust. Neither the Trust nor any Beneficiary shall have any rights or obligations by virtue of this Agreement or the trust relationship created hereby in or to such independent ventures or the income or profits or losses derived therefrom, and the pursuit of such ventures, even if competitive with the activities of the Trust, shall not be deemed wrongful or improper. Any Trustee may engage or be interested in any financial or other transaction with the Beneficiaries or any Affiliate of the Trust or the Beneficiaries, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Trust or the Beneficiaries or their Affiliates.
ARTICLE VII
LIMITATION OF LIABILITY AND INDEMNIFICATION
7.1    Limitation of Beneficiary Liability. No Beneficiary shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Trust by reason of his or her being a Beneficiary, nor shall any Beneficiary be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the property or affairs of the Trust.
7.2    Limitation of Trustees and Officer Liability. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of trustees and officers of a statutory trust, no Trustee or officer of the Trust shall be liable to the Trust or to any Beneficiary for money damages.
7.3    No Liability to Third Parties. No person who is or has been a Trustee, officer, or employee of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Beneficiaries, in connection with the affairs of the Trust; and all Persons shall look solely to the Trust Assets for satisfaction of claims of any nature arising in connection with the affairs of the Trust.
7.4    No Liability for Acts of Others. (a) Without limiting the foregoing limitations of liability contained in this Article, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, or other agent of the Trust, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee (or for the failure to compel in any way any former or acting Trustee to redress any breach of trust).
(a)    Every note, bond, contract, instrument, certificate, Share, Unit or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to his or their capacity as a Trustee or Trustees and neither such Trustee or Trustees shall be personally liable thereon.
(b)    All persons extending credit to, contracting with or having any claim against the Trust shall look only to the Trust Assets for payment under such credit, contract or claim; and neither the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.
7.5    Liability of Third Persons Dealing with the Trust or Trustee. No person dealing with the Trust or any Trustee shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trust or Trustee or to see to the application of any payments made or property transferred to the Trust or upon its order.

7.6    Indemnification and Advancement of Expenses. To the maximum extent permitted by Maryland law in effect from time to time, the Trust shall indemnify (a) any individual or entity who is or was a Trustee or an officer of the Trust (including among the foregoing, for all purposes of this Article VII and without limitation, any individual or entity who, while serving as a Trustee or an officer of the Trust and, at the request of the Trust, serves or has served any other enterprise in any management or agency capacity) against any claim or liability to which such person may become subject by reason of such status and (b) each present or former Beneficiary against any claim or liability to which such Beneficiary may become subject by reason of such status. In addition, the Trust shall, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse, in advance of final disposition of a proceeding, reasonable expenses incurred by a present or former Trustee, officer or Beneficiary made or threatened to be made a party to a proceeding by reason such status, provided that, in the case of a Trustee, the Trust shall have received (i) a written affirmation by the Trustee of the Trustee’s good faith belief that the Trustee has met the applicable standard of conduct necessary for indemnification by the Trust pursuant to Article V and (ii) a written undertaking by or on behalf of the Trustee to repay the amount paid or reimbursed by the Trust if it shall ultimately be determined that the applicable standard of conduct was not met. The Trust may, with the approval of the Board, provide such indemnification and advancement of expenses to an individual who served a predecessor of the Trust in any of the capacities described in (a) above and to any employee or agent of the Trust or a predecessor of the Trust. Notwithstanding the foregoing, the Trust shall not be required to indemnify or advance funds to any person entitled to indemnification hereunder (x) with respect to any action initiated or brought voluntarily by such indemnified person (and not by way of defense) unless (I) approved or authorized by the Board or (II) incurred to establish or enforce such person’s right to indemnification hereunder, or (y) in connection with any claim with respect to which such person is found to be liable to the Trust.
7.7    Further Indemnification. Nothing contained herein shall affect any rights to indemnification to which any Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Person.
7.8    Amendment. Neither the amendment nor repeal of this Article VII, nor the adoption or amendment of any other provision of this Agreement inconsistent with this Article VII, shall apply to or affect in any respect the applicability of this Article VII with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption. The rights to indemnification and advance of expenses provided by this Agreement shall vest immediately upon the election of a Trustee or officer.
ARTICLE VIII
THE BOARD OF TRUSTEES
8.1    Management of the Trust. The business and affairs of the Trust shall be managed under the direction of the Board, and the Board shall have all powers necessary and desirable to carry out that responsibility, including, without limitation, those powers described more fully in Article VI.

8.2    Qualification and Number.
(a)    Subject to the provisions of Section 8.5 hereof relating to the period pending the appointment of a successor trustee, there shall be seven Trustees of the Trust comprising the Board of Trustees, which shall be a citizen or resident of, or a corporation or other entity which is incorporated or formed under the laws of, a state of the United States and, if a corporation, it shall be authorized to act as a corporate fiduciary under the laws of the State of Maryland or such other jurisdiction as shall be determined by the Trustee in its sole discretion. The number of Trustees may be increased or decreased from time to time by the Board, provided that there shall never be fewer than one Trustee.
(b)    If a corporate Trustee shall ever change its name, or shall reorganize or reincorporate, or shall merge with or into or consolidate with any other bank or trust company, such corporate trustee shall be deemed to be a continuing entity and shall continue to act as a Trustee hereunder with the same liabilities, duties, powers, titles, discretions, and privileges as are herein specified for a Trustee.
(c)    A majority of the Trustees shall be Independent Trustees; provided that, if one or more Independent Trustees shall resign or be removed, and pending the filling of the vacancy or vacancies created by such resignation or removal less than a majority of the Trustees are Independent Trustees, the failure of a majority of the Trustees to be Independent Trustees shall not affect the validity of any action taken by the Trustees.
8.3    Term and Election. Except as provided in Section 8.4, each Trustee shall hold office for an indefinite term. Any Trustee vacancy may be filled by the Trustees in the manner provided in this Agreement.
8.4    Resignation and Removal. Any Trustee may resign and be discharged from the Trust by giving written notice to the other Trustees. Such resignation shall become effective on the date specified in such notice. Any Trustee may be removed at any time, with or without cause, by Beneficiaries holding in the aggregate more than two-thirds of the total Units held by all Beneficiaries at a meeting of the Beneficiaries duly called for such purpose.
8.5    Vacancies. The death, resignation, retirement, removal, or incapacity of one or more of the Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Agreement. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, or the number of Trustees as fixed is reduced, the Trustees in office, regardless of their number, shall have all the powers granted to the Board, and during the period during which any such vacancy shall occur, only the Trustees then in office shall be counted for the purposes of the existence of a quorum or any action to be taken by such Trustees. Any vacancy on the Board for any cause may be filled only by a majority of the remaining Trustees, even if the remaining Trustees do not constitute a quorum and any Trustee elected to fill a vacancy shall serve until a successor is elected and qualifies. If there is no remaining Trustee, any officer may call a meeting of Beneficiaries in accordance with Article X to elect a successor Trustee by the Beneficiaries in accordance with Article X.

8.6    Meetings. The Board may provide, by resolution, the time and place for the holding of regular or special meetings of the Board without other notice than such resolution. Special meetings of the Board may be called by or at the request of the chief executive officer, the president or a majority of the Trustees then in office. The person or persons authorized to call special meetings of the Board may fix any place as the place for holding any special meeting of the Board called by them.
8.7    Quorum. A majority of the Trustees shall constitute a quorum for the transaction of business at any meeting of the Board, provided that, if less than a majority of such Trustees is present at such meeting, a majority of the Trustees present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to applicable law or this Agreement, the vote of a majority or other percentage of a particular group of Trustees is required for action, a quorum must also include a majority or such other percentage of such group.
8.8    Action by Trustees. Except as otherwise provided herein or under applicable law, any action to be taken or determination made by the Board may be taken or made by a majority of the Trustees present at a meeting of Board (a quorum being present). Any such action or determination may be made by reference to one or more documents or instruments or policies or procedures outside this Agreement and outside the resolutions of the Board. Except as set forth specifically in this Agreement, any action that may be taken by the Board may be taken by the Board in its sole discretion and without the vote or consent of the Beneficiaries.
8.9    Organization. At each meeting of the Board, a Trustee chosen by a majority of the Trustees present shall act as chairman of the meeting. The secretary or, in his or her absence, an assistant secretary, or, in the absence of the secretary and all assistant secretaries, an individual appointed by the chairman of the meeting, shall act as secretary of the meeting.
8.10    Telephone Meetings. Trustees may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.
8.11    Consent by Trustees Without a Meeting. Any action required or permitted to be taken at any meeting of the Board may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by each Trustee and is filed with the minutes of proceedings of the Board.
8.12    Compensation. A majority of the Trustees, including a majority of the Independent Trustees, shall determine, in their sole discretion, any cash compensation to be paid to the Independent Trustees for their services as Independent Trustees. Such cash compensation may consist of reasonable meeting fees or quarterly or annual retainer fees or a combination of such fees, as determined by the Trustees. Each Trustee shall be reimbursed from the Trust Assets for all expenses reasonably incurred, and appropriately documented, by such Trustee in the performance of that Trustee’s duties in accordance with this Agreement.

8.13    No Bonds or Surety. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.
ARTICLE IX
COMMITTEES
9.1    Number, Tenure and Qualifications. The Board may appoint from among its members one or more committees, composed of one or more Trustees, to serve at the pleasure of the Board. The Board may delegate to committees appointed under this Article IX any of the powers of the Board, except as prohibited by law.
9.2    Meetings. A majority of the members of a committee shall constitute a quorum for the transaction of business at any meeting of the committee. The act of a majority of the committee members present at a meeting shall be the act of such committee. The Board may designate a chairman of any committee and such chairman or, in the absence of a chairman, any two members of any committee (if there are at least two members of the committee) may fix the time and place of its meeting unless the Board shall otherwise provide. Members of a committee of the Board may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting. Any action required or permitted to be taken at any meeting of a committee of the Board may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by each member of the committee and is filed with the minutes of proceedings of such committee.
9.3    Vacancies. Subject to the provisions hereof, the Board shall have the power at any time to change the membership of any committee, to fill any vacancy, to designate an alternate member to replace any absent or disqualified member or to dissolve any such committee.
ARTICLE X
BENEFICIARIES
10.1    Purpose of Meetings. A meeting of the Beneficiaries may be called at any time and from time to time pursuant to the provisions of this Article for the purposes of taking any action which the terms of this Agreement permit Beneficiaries to take either acting alone or with the Trustees.
10.2    Meeting Called by Trustees. The Trustees may at any time call a meeting of the Beneficiaries to be held at such time and at such place as the Trustees shall determine. Written notice of every meeting of the Beneficiaries shall be given by the Trustees (except as provided in Section 10.3 hereof), which written notice shall set forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, and shall be mailed not more than 60 nor less than 10 days before such meeting is to be held to all of the Beneficiaries of record not more than 60 days before the date of such meeting. The notice shall be directed to the Beneficiaries at their respective addresses as they appear in the records of the Trust.

10.3    Meeting Called on Request of Beneficiaries. Within 30 days after written request to the Board by Beneficiaries having, in aggregate, at least 25% of the total Units held by all Beneficiaries to call a meeting of all Beneficiaries, which written request shall specify in reasonable detail the action proposed to be taken, the Board shall proceed under the provisions of Section 10.2 hereof to call a meeting of the Beneficiaries, and if the Board fails to call such meeting within such 30-day period then such meeting may be called by such Beneficiaries, or their designated representative, requesting such meeting.
10.4    Persons Entitled to Vote at Meeting of Beneficiaries. Each Beneficiary shall be entitled to vote at a meeting of the Beneficiaries either in person or by his proxy duly authorized in writing. The signature of the Beneficiary on such written authorization need not be witnessed or notarized. Each Beneficiary shall be entitled to a number of votes equal to the number of Units held by such Beneficiary as of any record date for such meeting determined by the Board, in its discretion.
10.5    Quorum. Except as otherwise required by this Agreement or law, Beneficiaries holding at least one-third of the total Units held by all Beneficiaries shall be necessary to constitute a quorum at any meeting of Beneficiaries for the transaction of business. Except to the extent a different percentage is specified in this Agreement for a particular matter or is required by law, when a quorum is present, the approval of Beneficiaries having aggregate Units of at least a majority of the total Units present or represented by proxy at such meeting shall be required for taking action on any matter voted on by the Beneficiaries.
10.6    Adjournment of Meeting. Any meeting of Beneficiaries may be adjourned from time to time by the Board, the Chairman of the Meeting or the action of Beneficiaries having, in aggregate, a majority of the total Units held by Beneficiaries present at the meeting, in person or by proxy, regardless of whether a quorum is present at such meeting, and the meeting may be continued at such adjourned time and place without notice other than announcement at such meeting.
10.7    Conduct of Meetings. The Trustees shall appoint the Chairman and the Secretary of the meeting and may adopt such rules for the conduct of such meeting as they shall deem appropriate, provided that such rules shall not be inconsistent with the provisions of this Agreement. The vote upon any resolution submitted to any meeting of Beneficiaries shall be by written ballot. An Inspector of Votes, appointed by the Chairman of the meeting, shall count all votes cast at the meeting, in person or by proxy, for or against any resolution and shall make and file with the Secretary of the meeting their verified written report. In the event that a meeting of the Beneficiaries is held when there are no Trustees then in office, the Beneficiaries present or represented by proxy may adopt such rules for the conduct of such meeting as they shall deem appropriate, provided that such rules shall not be inconsistent with the provisions of this Agreement.
10.8    Record of Meeting. A record of the proceedings of each meeting of Beneficiaries shall be prepared by the Secretary of the meeting. The record shall be signed and verified by the Secretary of the meeting and shall be delivered to the Board to be preserved by the Board. Any record so signed and verified shall be conclusive evidence of all of the matters therein stated.

ARTICLE XI
AMENDMENTS
11.1    General. The Certificate or this Agreement may be amended only as provided in this Article XI. The Trust reserves the right from time to time to make any amendment to the Certificate or this Agreement now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in this Agreement, of any outstanding Units. Notwithstanding the foregoing, nothing contained in this Agreement shall permit the amendment of this Agreement to impair the exemption from personal liability of any person who is or has been a Beneficiary, Trustee, officer, or employee of the Trust, or limit the rights to indemnification provided in Article VII with respect to actions or omissions of persons entitled to indemnification under such Article prior to such amendment. The merger, conversion or consolidation of the Trust with another Person, the termination of the Trust or any other transaction between the Trust and another Person in which the Trust does not survive as a separate entity shall not be considered an amendment to this Agreement for purposes of this Article XI.
11.2    By Board. Except as otherwise expressly provided by statute or in the Certificate or in this Agreement, this Agreement may be amended by the Board, without any action by the Beneficiaries. Except as may otherwise be expressly provided in the Certificate, the Certificate may be amended only by the Board, without any action or approval by the Beneficiaries.
11.3    Limitations. Notwithstanding anything in this Agreement to the contrary, no amendment to the Certificate or this Agreement shall permit the Board to engage in any activity prohibited by Section 6.1 hereof or affect the Beneficiaries’ rights to receive their pro rata shares of the Trust Assets at the time of any distribution, and no such amendment shall jeopardize the status of the Trust as a “liquidating trust” for U.S. federal, state, or local income tax purposes within the meaning of Treasury Regulation Section 301.7701-4(d) and any analogous provision of state or local law or jeopardize the Beneficiaries treatment as other than the owners of their respective shares of the Trust’s taxable income pursuant to Section 671 through 679 of the Code and any analogous provision of state or local law.
ARTICLE XII
MERGER, CONSOLIDATION, SALE OF TRUST PROPERTY OR CONVERSION
Except as otherwise expressly required by statute or in this Agreement, the Trust may (a) merge with or into another entity, (b) consolidate with one or more other entities into a new entity, (c) transfer all or substantially all of its assets to another Person or (d) convert to another business entity by the affirmative vote of two-thirds (2/3) of the Trustees; provided that the Trust shall not undertake such merger, consolidation, transfer or conversion if such action jeopardizes the status of the Trust as a “liquidating trust” for U.S. federal, state, or local income tax purposes within the meaning of Treasury Regulation Section 301.7701-4(d) and any analogous provision of state or local law or jeopardizes the Beneficiaries treatment as other than the owners of their respective shares of the Trust’s taxable income pursuant to Section 671 through 679 of the Code and any analogous provision of state or local law.

Pursuant to and in accordance with Section 12-607 of the Maryland Act, an agreement of merger, consolidation or conversion so approved by the Board in accordance with this Article XII may (a) effect any amendment to the governing instrument of the Trust or (b) effect the adoption of a new governing instrument of the Trust if it is the surviving or resulting trust in the merger or consolidation.
ARTICLE XIII
MISCELLANEOUS PROVISIONS
13.1    Transactions between the Trust and its Trustees, Officers, Employees and Agents. Subject to any express restrictions provided by statute or in the Certificate or this Agreement or adopted by the Board, the Trust may enter into any contract or transaction of any kind, including, without limitation, for the purchase or sale of property or for any type of services with any person, including any Trustee, officer, employee or agent of the Trust or any person affiliated with a Trustee, officer, employee or agent of the Trust, whether or not any of them has a financial interest in such transaction. The procedures and presumptions set forth in Section 2-419 of the MGCL (or any successor provision thereto) shall be available for and apply to any contract or other transaction between the Trust and a Trustee or between the Trust and any other trust, corporation, firm or other entity in which a Trustee is a trustee or director or officer or has a material financial interest.
13.2    Notice. Except as otherwise expressly required by statute or in this Agreement, notice of any matter required to be given hereunder may be delivered personally or by telephone, electronic transmission, United States mail or courier, if to the Trust, to the address of its principal office, attention to the Board, chief executive officer or president, and if to any other person, to any address, electronic address, telephone number or facsimile number provided by such person to the Trust in accordance with the provisions of this Section 13.2. Telephone notice shall be deemed to be given when the recipient or his, her or its agent is personally given such notice in a telephone call to which the recipient or his, her or its agent is a party. Notice by electronic transmission shall be deemed to be given upon transmission of the message to the electronic mail address, facsimile number or other electronic address given to the Trust by the recipient and, if transmitted by facsimile, upon receipt of a completed answer-back indicating receipt. Notice by United States mail shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. Notice by courier shall be deemed to be given when deposited with or delivered to a courier properly addressed.
13.3    Waiver of Notice. Whenever any notice of any meeting is required to be given hereunder or pursuant to law, a waiver thereof, given by the Person or Persons entitled to such notice in writing or by electronic transmission, whether before or after the time stated therein, shall be equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in a waiver of notice of any meeting. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such Person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

13.4    Preemptive Rights; Rights of Objecting Beneficiaries; Derivative Claims. No holder of Units shall, as such holder, have any preemptive right to purchase or subscribe for any additional Units or any other security of the Trust which it may issue. Beneficiaries shall not be entitled to exercise any appraisal rights or rights analogous to those of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute. A Beneficiary shall not be entitled to recover a judgment in favor of the Trust, assert any claim in the name of the Trust or bring any other action that is derivative in nature without the approval of the Board.
13.5    Filing Documents. Any amendment to the Certificate shall be filed with the SDAT. The original or a copy of this instrument and of each amendment and/or restatement hereto shall be kept in the office of the Trust. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such amendments or restatements have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such amendments or restatements. This instrument may be executed in any number of counterparts, each of which shall be deemed an original. Headings are placed herein for convenience of reference only, and in case of any conflict, the text of this instrument, rather than the headings, shall control.
13.6    Board May Resolve Ambiguities. The Board may construe any of the provisions of this Agreement insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any such construction hereof by the Board in good faith shall be conclusive as to the meaning to be given to such provisions.
13.7    Intention of Parties to Establish Trust. This Agreement is not intended to create, and shall not be interpreted as creating, a corporation, association, partnership, or joint venture of any kind for purposes of federal income taxation or for any other purpose.
13.8    Beneficiaries Have No Rights or Privileges as Stockholders of the Company. Except as expressly provided in this Agreement or under applicable law, the Beneficiaries shall have no rights or privileges attributable to their former status as stockholders of the Company.
13.9    Governing Law. The rights of all parties and the validity, construction and effect of every provision of this Agreement shall be subject to and construed according to the laws of the State of Maryland, without regard to conflicts of laws provisions thereof.
13.10    Severability. In the event any provision of this Agreement or the application thereof to any Person or circumstances shall be finally determined by a court of proper jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.
13.11    Exclusive Form for Certain Litigation. Unless the Trustees consent in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland,

Northern Division, shall be the sole and exclusive forum for (a) any action asserting a claim of breach of any duty owed by any Trustee or any officer, employee, independent contractor or agent of the Trust or any Trust Subsidiary, including the Advisor, to the Trust or any Beneficiary or such Beneficiary’s heirs or devisees or, if applicable, plan participant or account owner, (b) any action asserting a claim against the Trust or any Trustee or any officer, employee, independent contractor or agent of the Trust or any Trust Subsidiary, including the Advisor, pursuant to any provision of the Maryland Statutory Trust Act or this Agreement or (c) any action asserting a claim against the Trust or any Trustee or any officer, employee, independent contractor or agent of the Trust or any Trust Subsidiary, including the Advisor, that is governed by the internal affairs doctrine. The provisions of this Section 13.11 do not apply to claims brought to enforce a duty or liability created by the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act; provided that the inapplicability of these provisions to such claims will not cause these provisions to be inapplicable to other types of claims, whether they are brought concurrently with or before or after claims brought to enforce a duty or liability created by the Securities Act or the Exchange Act.
13.12    Notices and Communications. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent via email in pdf. form to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice:
(a)    If to the Trust or the Trustees:
HGR Liquidating Trust
2800 Post Oak Boulevard, Suite 5000
Houston, Texas 77056
Attention: Jason P. Maxwell

(b)    If to the Company:
Hines Global REIT, Inc.
2800 Post Oak Boulevard, Suite 5000
Houston, Texas 77056
Attention: Jason P. Maxwell

13.13    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by an authorized officer and the Trustees named herein have executed this Agreement, effective this 30th day of June, 2020.
HINES GLOBAL REIT, INC.:

/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title:    Chief Financial Officer

Trustees on behalf of HGR Liquidating Trust

/s/ Jeffrey C. Hines
Name: Jeffrey C. Hines
Title:    Trustee

/s/ Charles M. Baughn
Name: Charles M. Baughn
Title:    Trustee

/s/ David L. Steinbach
Name: David L. Steinbach
Title:    Trustee

/s/ Jack L. Farley
Name: Jack L. Farley
Title:    Trustee

/s/ Thomas L. Mitchell
Name: Thomas L. Mitchell
Title:    Trustee

/s/ John S. Moody
Name: John S. Moody
Title:    Trustee

/s/ Peter Shaper
Name: Peter Shaper
Title:    Trustee